Aug. 01, 2016

SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

Deutsche Real Assets Fund

The following disclosure is added under the "PRINCIPAL INVESTMENT STRATEGY" section within the summary section and the "FUND DETAILS" section of the fund's prospectus:

Securities Lending. The fund may lend securities (up to one-third of total assets) to approved institutions.

The following disclosure is added under the "MAIN RISKS" section within the summary section and the "FUND DETAILS" section of the fund's prospectus:

Securities lending risk. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.